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                                                                   EXHIBIT 23.2


                                   CONSENT

       We hereby consent to the use of our name under the caption "Legal Matters" in the Form S-4 Registration Statement of Big Lake Financial Corporation.

                                     Humphey & Knott, P.A.
                                     Fort Myers, Florida
                                     June 23, 1997